                                                                  EXHIBIT 10.5

                                  AGREEMENT

   This Agreement is between TCS Enterprise, Inc., a California corporation and the Painter Group Corporation, a Delaware Corporation.

   That TCS Enterprises, Inc., (TCS) is seeking a new direction for the corporation.

   That the Painter Group Corporation owns 100% of USA GOLF CORPORATION.

   That both parties mutually agree as follows:

   1. That TCS has an authorized capital of 30,000,000 shares of which 5,823,000 shares of Common are issued and outstanding plus options of 492,000 and warrants of 1,864,000 granted to insiders and employees listed as of March 31, 1995 a copy of which is attached hereto and incorporated by this reference for a total of 8,179,000. That the Board of Directors at the meeting of July 21, 1995, have voted to reverse split the common stock on a one for two basis including all outstanding Options and Warrants. The issued and outstanding stock of the corporation, together with reserves for unexercised vested options and warrants to an aggregate of 4,089,500 shares of Common, there being no other class of shares outstanding and no other Options and Warrants outstanding.

   2. That TCS shall grant 6,089,500 shares (post split basis) of Common to the Painter Group Corporation in exchange for One Hundred Percent of the stock of USA GOLF CORPORATION.

   3. That TCS shall authorize and issue solely to the Painter Group Corporation 100,000 shares of Preferred Shares of TCS, at a price of $.001 per share, which shall represent 100% of all preferred shares to be issued by the corporation.

   4. The eight Directors of TCS shall resign effective immediately upon approval of the Board of Directors to this Agreement there to remain on the Board, James B. Kylstad, Rick W. Jarret, II, Cheryl B. Dodds, one Director to be named by Santa Anita Produce, Inc., and the remaining directors shall appoint Alan Painter, Jim Olsen, Helen Gibbel, Dr. Kenneth McGill, Sean Kennally and Phillip Anton as Directors.

   5. That TCS shall provide to the Painter Group Corporation a Certificate from the Secretary of TCS confirming the approval of the Board of Directors of TCS of this Agreement and the consent from the shareholders as defined and required by the By-Laws of the Corporation, as to this Agreement herein.

   6. That TCS shall forgive the indebtedness of SDB Offshore Ltd. and Santa Anita Produce, Inc. in the amount of $378,975 and the penalty in the amount of $150,000 for the cancellation of the Management Agreement between TCS and SDB Offshore, Ltd.

   7. That the Painter Group Corporation agrees to exchange 100% of the stock of USA GOLF CORPORATION for 6,089,500 shares of TCS under the following terms and conditions:

   8. That the Painter Group Corporation agrees to nominate the remaining seats on the Board of Directors.

   9. That the Painter Group Corporation agrees to assume the payment of the liabilities of Santa Anita Produce to TCS in the amount of $528,975.

   10. That the Painter Group Corporation agrees to an extension of the expiration date of the Warrants issued in the name of Santa Anita Produce from August 17, 1995, until August 17, 1996.

   11. That the name of the public corporation shall be change to that of USA Golf Corporation.

   12. That the subsidiaries shall remain under their current names.

   13. That all reasonable legal fees incurred by the Painter Group Corporation in conjunction with the exchange of shares between USA Golf Corporation and TCS shall be reimbursed by TCS, provided the transaction is consummated as agreed and the Painter Group Corporation approves the payment.

   14. That upon Board approval and signature herein two members of the Painter Group Corporation will be active participants in the management of the Corporation.

   This shall be a binding agreement subject to shareholder approval, and parties agree to proceed forwith to prepare a closing agreement setting forth these terms in more detail to carry out this agreement and to close this transaction as soon as practical.

   This Agreement may be signed in counterparts and shall be deemed binding and enforceable upon delivery of signatures by facsimile.

   This Agreement is signed this 21st day of July, 1995, at San Diego,
California.


TCS Enterprises, Inc.                  The Painter Group Corporation

By: /s/ James B. Kylstad               By: /s/ Alan Painter
    --------------------                   ----------------
    James B. Kylstad, President            Alan Painter, Chairman

                                  AGREEMENT

   This Agreement is between the Painter Group Corporation of 210 North Tustin Avenue, Suite C, Santa Ana, CA 92705 (PGC) and Santa Anita Produce, Inc. of 1450 West La Quinta Road, Nogales, AZ 84621 (SAPI).

   SAPI holds 3,511,476 shares of Common Stock of TCS Enterprises, Inc., a California corporation, (TCS) and has entered into various financial transactions with TCS as specified in form 10-QSB. Securities and Exchange Commission, dated March 31, 1995.

   SAPI desires to reduce their obligations to TCS Enterprises, Inc. (TCS). Said obligations is a note with a balance of $378,975.00 and Management Agreement, between TCS and SDB Offshore Ltd., cancellation penalty in the amount of $150,000.

   PGC hereby agrees to assume the above obligations of LOMELI in exchange for the following considerations:

   1. SAPI agrees to sign and deliver to the offices of TCS by Monday, July 24, 1995, 12:00 noon, the enclosed irrevocable Proxy, attached hereto and incorporated herein by this reference.

   2. SAPI agrees to the Board of Directors Meeting and Resolution of July 21, 1995, to a one for two reverse split of the common stock of TCS including unexercised options and warrants outstanding and the purchase by TCS of 100% of the shares of USA Golf Corporations held by PGC.

   This Agreement may be signed in counterpart and shall be deemed binding and enforceable upon delivery of signatures by facsimile.

   This Agreement is dated this 21st day of July, 1995.

The Painter Group Corporation          Santa Anita Produce, Inc.

by: /s/ Alan Painter                   by: /s/ Arturo Lomeli
    --------------------------             -----------------
    Alan Painter, Chairman                 President: Arturo Lomeli
                                           ------------------------
                                           Print name and title of signator

                              IRREVOCABLE PROXY

     The undersigned holder of 1,511,476 Shares of TCS Enterprises, Inc., represented by certificates listed on Schedule "A", attached hereto and incorporated herein by this reference, irrevocably appoints and constitutes Helen Gibbel, President of the Painter Group Corporation, as its attorney and proxy by attend meetings, vote, give consents and in all other ways to act in its place and stead. The proxy shall have full power of substitution and revocation and any proxies heretofore given are hereby revoked.

     The proxy is made and executed pursuant to agreement of July 21, 1995, in which the Painter Group Corporation agreed to extend credit to TCS Enterprises, Inc. and agreed to assume certain obligation of Santa Anita Produce, Inc. to TCS Enterprises, Inc. and this proxy is given as part of said agreements.

     This proxy shall be in full force and effect and irrevocable until the closing of the issuance of shares to the Painter Group Corporation from TCS for the shares of USA Golf Corporation.

     This proxy shall be deemed binding and enforceable upon delivery of signatures by facsimile.

     Dated this 21st day of July, 1993.

                                       SANTA ANITA PRODUCE, INC.


                                       By:         /s/ ARTURO LOMELI
                                          ------------------------------------
                                          PRESIDENT: ARTURO LOMELI
                                          ------------------------------------
                                          Print name and title of signator

                                  AGREEMENT

     This Agreement is between the Painter Group Corporation of 210 North Tustin Avenue, Suite C, Santa Ana, CA 92705 (PGC) and Hector Lomeli of Calle 6 Numero 630, Marcao De Abastos, Guadalajara Jalisco, Mexico (Lomeli).

     LOMELI holds 747,778 shares of Common Stock of TCS Enterprises, Inc., a California corporation, (TCS) and has entered into various financial transactions with TCS as specified in form 10 QSB, Securities and Exchange Commission, dated March 31, 1995.

     LOMELI desires to reduce his obligations to TCS Enterprises, Inc. (TCS). Said obligations is a note with a balance of $378,975.00 and Management Agreement between TCS and SDB Offshore Ltd., cancellation penalty in the amount of $150,000.

     PGC hereby agrees to assume the above obligations of LOMELI in exchange for the following considerations:

     1. LOMELI agrees to sign and deliver to the offices of TCS by Monday, July 24, 1995, 12:00 noon, the enclosed irrevocable Proxy, attached hereto and incorporated herein by this reference.

     2. LOMELI agrees to the Board of Directors' Meeting and Resolution of July 21, 1995, to a one for two reverse split of the common stock of TCS including unexercised options as warrants outstanding and the purchase by TCS of 100% of the shares of USA Golf Corporation held by PGC.

     This Agreement may be signed in counterparts and shall be deemed binding and enforceable upon delivery of signatures by facsimile.

     This Agreement is dated this 1st day of July, 1995.

The Painter Group Corporation          Hector Lomeli


By:     /s/ ALAN PAINTER                     /s/ HECTOR LOMELI
   ---------------------------         -----------------------------
   Alan Painter, Chairman

                              IRREVOCABLE PROXY

     The undersigned holder of 747,778 Shares of TCS Enterprises, Inc., represented by certificates listed on Schedule "A", attached hereto and incorporated herein by this reference, irrevocably appoints and constitutes Helen Gibbel, President of the Painter Group Corporation, as its attorney and proxy by attend meetings, vote, give consents and in all other ways to act in its place and stead. The proxy shall have full power of substitution and revocation and any proxies heretofore given are hereby revoked.

     The proxy is made and executed pursuant to agreement of July 21, 1995, in which the Painter Group Corporation agreed to extend credit to TCS Enterprises, Inc. and agreed to assume certain obligations of LOMELI to TCS Enterprises, Inc. and this proxy is given as part of said agreements.

     This proxy shall be in full force and effect and irrevocable until the closing of the issuance of shares to the Painter Group Corporation from TCS for the shares of USA Golf Corporation.

     This proxy shall be deemed binding and enforceable upon delivery of signatures by facsimile.

     Dated this 21st day of July, 1995.

                                       Hector Lomeli


                                               /s/ HECTOR LOMELI
                                       --------------------------------